UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 29, 2010

THE EMPIRE DISTRICT ELECTRIC COMPANY

(Exact name of registrant as specified in charter)

Kansas
(State or other jurisdiction of incorporation)

1-3368	44-0236370
(Commission File Number)	(IRS Employer Identification Number)

602 S. Joplin Avenue, Joplin, Missouri	64801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (417) 625-5100

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 — CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07              Submission of Matters to a Vote of Security Holders.

The Empire District Electric Company (the “Company”) held its annual meeting of the shareholders on April 29, 2010 (the “Annual Meeting”), in Joplin, Missouri. At the Annual Meeting, the shareholders of the Company elected three directors for three year terms and ratified the appointment of PricewaterhouseCoopers LLP as independent auditors for the fiscal year ending December 31, 2010.

The final voting results are set forth below:

	Shares Voted
	For	Against	Abstentions	Broker Non-Votes
Election of directors for a term of three years each:
Ross C. Hartley	16,308,869	355,613	—	12,918,750
Herbert J. Schmidt	16,318,560	345,923	—	12,918,750
C. James Sullivan	16,319,365	345,118	—	12,918,750

	For	Against	Abstentions	Broker Non-Votes
Ratification of Independent Auditors	29,158,789	297,554	126,890	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE EMPIRE DISTRICT ELECTRIC COMPANY

	By	/s/ Gregory A. Knapp
		Name:	Gregory A. Knapp
		Title:	Vice President — Finance and Chief Financial Officer

Dated: May 3, 2010